Form 8-K Exhibit 10.1
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                            SHARE EXCHANGE AGREEMENT

     This SHARE EXCHANGE AGREEMENT (this "Agreement") is made and entered into this 22nd Day of August 2007, by and among, those individual purchasers set forth on Schedule A (together, the "Purchasers") and the Seller, Guohua Ku, one of the major shareholders of China Recycling Energy Corporation.

                                    RECITALS:

     WHEREAS, the Seller Guohua Ku is a major shareholder China Recycling Energy Corporation, a Nevada Corporation (the "CREG"), and

     WHEREAS, the Purchasers are, collectively, the owners of 1,870,230 shares (the "Yingfeng Shares") of ownership interest of Xi'an Yingfeng Science and Technology Co, Ltd., a Chinese Corporation (the "Yingfeng"), listed adjacent to each of the Purchasers' names on Schedule A; and

     WHEREAS, the Seller has determined that it is in his best interest to exchange, subject to the terms and conditions set forth herein, 623,410 shares of common stocks of CREG ("CREG shares") he owns with the Purchasers for all the Yingfeng Shares owned by Purchasers; and

     WHEREAS, the Purchasers have determined that it is in their best interests that they exchange, subject to the terms and conditions set forth herein, all the Yingfeng Shares owned by them with the Seller for 623,410 CREG shares owned by the Seller; and

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the agreements set forth herein, the Seller and the Purchasers agree as follows:

                                    ARTICLE I

                                 SHARE EXCHANGE

     Section 1.01. The Share Excahange. Subject to the terms and conditions of this Agreement, the Seller agrees to assign, transfer and deliver to the Purchasers, at the Closing, 623,410 CREG shares owned by him. As exchange, Purchasers agree to assign, transfer and deliver to the Seller, at the Closing, all the Yingfeng shares owned by them. Under the terms of this Agreement, each individual Purchaser receives ONE CREG Share owned by the Seller for THREE Yingfeng Shares owned by Purchasers prior to the transaction, at the Closing, with the restriction that all Purchasers shall not trade or resell the CREG shares they acquired within a period of one year following the closing date of this transaction, complying with the restrictions on re-sale of the securities of Rules 903 (a) and (b)(3) of Regulation S.

     Section 1.02. Execution and Closing. The Share Exchange shall take place at such other time and place as the Seller and the Purchasers mutually agree upon, orally or in writing (which time and place is designated as the "Closing"). The Seller shall deliver to the Purchasers either (i) a certificate or certificates representing the CREG Shares or (ii) instruments of assignment or transfer that shall, in the reasonable opinion of the Purchasers be necessary to transfer the CREG Shares to each of the Purchasers. The Purchasers shall also deliver to the Seller either (i) a certificate or certificates representing the Yingfeng Shares or (ii) instruments of assignment or transfer that shall, in the reasonable opinion of the Seller be necessary to transfer the Yingfeng Shares to the Seller.


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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.01. Representations and Warranties of the Purchasers. Each of the Purchasers, on a joint and several basis, represents and warrants to the Seller as follows:

            (a) The Purchasers have all power and authority to execute, deliver and perform this Agreement.

            (b) This Agreement is the valid and binding obligation of each of the Purchasers, enforceable against each of the Purchasers in accordance with its terms.

            (c) The CREG Shares will be acquired for investment for the account of each of the Purchasers, and not as a nominee or agent, and not with a view to the distribution or public offering thereof. In connection therewith, each of the Purchasers confirms that he or she is neither a U.S Person, as such term is defined in Rule 902(k) of Regulation S, nor located within the United States, and that the transaction will be between non-U.S. Persons, and take place outside of the United States.

            (d) None of the Purchasers have been contacted concerning the acquired CREG Shares or the matters set forth in this Agreement by means of any advertisement or other general solicitation.

            (e) Each of the Purchasers understands that (i) the acquired CREG Shares have not been registered under either the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state by reason of specific exemptions therefrom and that such securities may be resold in the United States without registration under the Securities Act only in certain limited circumstances.

            (f) The Purchasers have access to information relating to the CREG as the Purchasers deem necessary to make an informed investment decision in connection with the acquired CHDW Shares, and except as provided in Section 2.02 below, the Seller is making no representations and warranties concerning the acquired CREG Shares or the business of the CREG.

            (g) Each of the Purchasers understands that Regulation S promulgated under the Securities Act, is available only for offers and sales of securities outside the United States, and will comply with Regulation S, attached hereto as Exhibit A, specifically complying with the restrictions on re-sale of the securities of Rules 903 (a) and (b)(3) of Regulation S.

            (h) Legends. The Purchasers acknowledge that the CREG Shares they acquired will bear the following restrictive legend:

                                    THE SECURITIES  REPRESENTED  HEREBY HAVE NOT
                        BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES, ACKNOWLEDGES THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL OR STATE LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES PURSUANT TO (I) RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS TO WHOM WRITTEN NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN

                        RELIANCE ON RULE 144A OR (II) THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND ANY APPLICABLE STATE SECURITIES LAWS OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY TO THAT EFFECT.

            (i) Each of the Purchasers acknowledge that it is aware of its respective obligations under the Securities Exchange Act of 1934 (the "1934 Act"), including, but not limited to those filing obligations that are triggered as a result of the consummation of the sale of the Sale Shares pursuant to Sections 13 and 16 of the 1934 Act, together with filings required to be made by the Company, under the control of the Purchasers, after the consummation of the sale of the Sale Shares.

     Section 2.02. Representations and Warranties of the Seller. The Seller represents and warrants to the Purchasers as follows:

            (a) The Seller has all power and authority to execute, deliver and perform this Agreement.

            (b) This Agreement is the valid and binding obligation of the Seller, enforceable against the Sellers in accordance with its terms.

            (c) The Seller is the record and beneficial owners of the CREG Shares acquired by Purchasers and the CREG Shares exchanged pursuant to this agreement have not been assigned, pledged, sold, transferred or otherwise conveyed.

                                   ARTICLE III

                                  MISCELLANEOUS

     Section 3.01. Governing Law; Successors and Assigns. This Agreement shall be governed and construed in accordance with the law of the State of Nevada and applicable federal law and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties

     Section 3.02. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes and replaces any prior agreement or understanding between the Purchasers and the Seller with respect to the transfer of the Sale Shares between the Seller and the Purchasers.

     Section 3.03. Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

     Section 3.04. Counterparts. This Agreement may be executed in any number of counterpart copies, all of which copies shall constitute one and the same instrument.

     Section 3.05. Independent Counsel. The Purchasers and the Seller each acknowledge that this Agreement has been prepared on behalf of the Seller by Bernard & Yam, LLP, counsel to the Seller and that Bernard & Yam, LLP is not representing, and is not acting on behalf of, the Purchasers in connection with this Agreement. The Purchasers have been provided with an opportunity to consult with their own counsel and their own business, securities and tax advisors with respect to this Agreement.


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     Section 3.06. Purchaser  Representative.  The Purchasers appoints Mr. Jihua
Wang as their Representative to sign and execute this Share Exchange Agreement and each Purchaser understands and acknowledges that this appointed Purchaser Representative
          (1) Is not an affiliate, director, officer or other employee of the issuer, or beneficial owner of 10 percent or more of any class of the equity securities or 10 percent or more of the equity interest in the issuer; and
          (2) Has such knowledge and experience in financial and business matters that he is capable of evaluating, alone, or together with other purchaser representatives of the purchaser, or together with the purchaser, the merits and risks of the prospective investment;
          (3) Is acknowledged by the purchaser in writing, during the course of the transaction, to be their purchaser representative in connection with evaluating the merits and risks of the prospective investment; and
          (4) Discloses to the purchaser in writing a reasonable time prior to the sale of securities to that purchaser any material relationship between himself or their affiliates and the issuer or its affiliates that then exists, that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any
          compensation   received  or  to  be  received  as  a  result  of  such
          relationship.





               THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, the parties hereto have signed this Share Exchange Agreement as of the date first above written.

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                            Signature Page for Seller

SELLER

By

      /s/Guohua Ku
      ------------
         Guohua Ku



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                   Signature Page for Purchaser Representative

PURCHASER  REPRESENTATIVE


By

      /s/Jihua Wang
      -------------
         Jihua Wang


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                          Signature Page for Purchasers

PURCHASERS

By

X ___________________________



                                   SCHEDULE A
























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